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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 15, 2006

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                   0-16002                   95-3768341
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)

5880 Oberlin Drive, San Diego, California                           92121
 (Address of principal executive offices)                        (Zip Code)


                                 (858) 457-2500
               Registrant's telephone number, including area code

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

     Effective May 15, 2006, the Company entered into a settlement agreement and general release (the "CNA/Liberty Settlement Agreement") with Columbia Casualty Company, Continental Casualty Company and CNA Financial Corporation (collectively, "CNA") and Liberty Mutual Insurance Company ("Liberty" and together with CNA, the "Carriers"). Pursuant to the CNA/Liberty Settlement Agreement, among other things, in consideration of the settlement payment described below the Company has agreed to dismiss a coverage action (the "Coverage Action") that it initiated against the Carriers for coverage under certain policies (the "Policies") issued by the Carriers for certain securities lawsuits, derivative lawsuits and other lawsuits filed against the Company, certain individuals alleged to be directors and officers of the Company and certain directors, officers and employees of the Company (collectively, the "Underlying Matters"). Upon the dismissals by the Company from the Coverage Action of each of CNA and Liberty, the Company and each of CNA and Liberty will release the other from any and all claims related to the Coverage Action, the Underlying Matters, various matters described in the recitals to the CNA/Liberty Settlement Agreement, and the Policies.

     Effective May 17, 2006, the Company entered into a settlement agreement and full mutual release of all claims (the "Federal Settlement Agreement") with Federal Insurance Company ("Federal"). Pursuant to the Federal Settlement
Agreement, among other things, in consideration of the settlement payment described below the Company has agreed to dismiss a coverage action (the "Coverage Action") that it initiated against Federal for coverage under a certain policy issued by Federal (the "Federal Policy") for certain securities lawsuits, derivative lawsuits and other lawsuits filed against the Company, certain individuals alleged to be directors and officers of the Company and certain directors, officers and employees of the Company (collectively, the "Underlying Matters"). Effective as of the date of the Federal Settlement Agreement, the Company and Federal have each released the other from any and all claims related to the Coverage Action and the Underlying Matters.

     The Carriers and Federal paid the Company the aggregate sum of $10,150,000 in consideration of the above described releases.

     A copy of the Settlement Agreement and General Release by and between Advanced Marketing Services, Inc., and Columbia Casualty Company, Continental Casualty Company and CNA Financial Corporation and Liberty Mutual Insurance Company is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

     A copy of the Settlement Agreement and Full Release of All Claims by and between Advanced Marketing Services, Inc., and Federal Insurance Company is attached to this report as Exhibit 10.2 and is incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

       (c) Exhibits.

               10.1 Settlement Agreement and General Release, by and between
                    Advanced Marketing Services, Inc., Columbia Casualty Company, Continental Casualty Company, CNA Financial Corporation and Liberty Mutual Insurance Company, effective as of May 15, 2006

               10.2 Settlement Agreement and Full Mutual Release of All Claims,
                    by and between Advanced Marketing Services, Inc., and Federal Insurance Company, effective as of May 17, 2006






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 19, 2006                            Advanced Marketing Services, Inc.


                                                       /s/ Gary Lloyd
                                               ---------------------------------
                                                         Gary Lloyd
                                                  Executive Vice President,
                                                 General Counsel & Secretary






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                                  EXHIBIT LIST

Exhibit No.    Exhibit
-----------    -------

   10.1 Settlement Agreement and General Release, by and between Advanced Marketing Services, Inc., Columbia Casualty Company, Continental Casualty Company, CNA Financial Corporation and Liberty Mutual Insurance Company, effective as of May 15, 2006

   10.2 Settlement Agreement and Full Mutual Release of All Claims, by and between Advanced Marketing Services, Inc., and Federal Insurance Company, effective as of May 17, 2006